EXHIBIT 99.1

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE  AGREEMENT,  dated as of June 24, 2010("AGREEMENT"), by and between GDT TEK, Inc., a Florida corporation ("GDTK"), and 1st Global Financial Corporation, a Nevada corporation ("FGBF").

WHEREAS, GDTK and FGBF have each determined that the transactions contemplated by this Agreement, on the terms and conditions of this Agreement, would be advantageous and beneficial to their respective companies and shareholders.

WHEREAS, the parties hereto desire to consummate the transactions contemplated herein, pursuant to which (a) FGBF will transfer to GDTK 200,000 shares of FGBF (collectively, the "FGBF Shares") of Series A Preferred shares of Stock, par value $0.001 per share, to GDTK, and (b) GDTK will transfer to FGBF all the shares of the all the stock for four (4) Companies: Seamless Corp., Seamless TEK Labs, Inc., Seamless TEK Ware, Inc., and Seamless Sales LLC, all of which are Nevada Corporations (collectively, the "GDTK Shares"), owned by GDTK.

WHEREAS, for United States federal income tax purposes, the transactions contemplated hereby are intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (together with all rules and regulations issued thereunder (the "Code"))and this Agreement is intended to be adopted as a plan of reorganization for purposes of Section 368 of the Code.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.                                DEFINITIONS.  As used herein, the following terms shall have the following meanings:

"Act" means the Securities Act of 1933, as amended, and the rules and regulations issued in respect thereto.

"Encumbrance" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

"Law" means any law, statute, regulation, rule, ordinance, requirement or other binding action or requirement of any governmental, regulatory or administrative body, agency or authority or any court of judicial authority.

"Order" means any decree, order, judgment, writ, award, injunction, stipulation or consent of or by any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign.

"Person" means any individual, corporation, general or limited partnership, joint venture, association, limited liability company, joint stock company, trust, business, bank, trust company, estate (including any beneficiaries thereof), unincorporated entity, cooperative, association, government branch, agency or political subdivision thereof or organization of any kind.

"Transaction Documents" means any ancillary contracts, agreements or other documents that are to be entered into in connection with the transactions contemplated hereby.

ARTICLE II

EXCHANGE OF STOCK

SECTION 2.1.                                EXCHANGE. Subject to the terms and conditions of this Agreement, at the Closing, FGBF agrees to transfer to GDTK the “FGBF Shares” and GDTK agrees to transfer to FGBF the "GDTK Shares" Shares. In addition , in connection with the July 1, 2010  EXCHANGE DATE, business combination of FGBF, GDTK may be required to satisfy certain obligations which would require provide financial information required comply with Generally Accepted Accounting Principal (“GAAP”).

SECTION 2.2.                                The Closing.

(a)
Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place as promptly as possible but no later than the fifth (5th) business day following the day the last of the conditions set forth in Article V shall have been fulfilled or waived (other than those that this Agreement contemplates will be satisfied at or immediately prior to the Closing), or at such other time as shall be mutually agreed upon by FGBF and GDTK (the "Closing Date").

(b)	Subject to the conditions set forth in this Agreement, the parties agree to consummate the following transactions at the Closing:

(i)
GDTK shall assign and transfer to FGBF the "GDTK Shares", by physically delivering to FGBF four (4) or more stock certificates representing all the shares of the four Nevada corporations. Shares accompanied by duly executed stock powers (with a medallion guaranty, if required by FGBF) sufficient to validate the transfer to FGBF, and

(ii)	FGBF shall assign and transfer to GDTK the "FGBF Shares", byphysically delivering to GDTK one (1) or more stock certificates representing the "FGBF Shares" being exchanged to GDTK.

ARTICLE III

Representations and Warranties of FGBF

FGBF represents and warrants to GDTK that the statements  contained in this Article III are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

SECTION 3.1.                                POWER AND AUTHORITY; Enforceability. FGBF is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. FGBF has all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of FGBF is necessary to authorize the execution and delivery by FGBF of this Agreement or the consummation by it of the Contemplated Transactions (as defined below). This Agreement has been duly executed and delivered and, upon execution by GDTK, will constitute a valid and legally binding obligation of FGBF, enforceable against FGBF in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

SECTION 3.2.                                OWNERSHIP; TRANSFERABILITY. FGBF is the legal and beneficial owner of the “FGBF Shares”, free and clear of any Encumbrance or restriction on transfer, other than (i) restrictions under the Act, (ii) restrictions reflected in a legend on the certificates representing the “FGBF Shares”, and (iii)restrictions under RULE 144.

SECTION 3.3.                                CONSENTS AND APPROVALS. Neither the execution, delivery and performance of this Agreement by FGBF, nor the consummation by FGBF of any transaction related hereto, including the transfer, sale and delivery of the “FGBF Shares” to GDTK will require any consent, approval, license, Order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any Person, other than such consents, approvals, filings or actions as may be required (a) under the Federal securities laws which have or will be made to the GDTK Shareholders under this Agreement.

SECTION 3.4.                                NO CONFLICTS. The execution and delivery by FGBF of this Agreement and the Transaction Documents to which it is or will become a party do not, and the consummation of the transactions contemplated by this Agreement and the Transaction Documents to which it is or will become a party (the "Contemplated Transactions") shall not, assuming the consents, approvals, filings or actions described in Section 3.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or by-laws of FGBF, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which FGBF is a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise, license, judgment, Order, decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or court, domestic or foreign, applicable to FGBF or any of its properties or assets, except in the case of (b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the “FGBF Shares” being conveyed by FGBF to GDTK.

SECTION 3.5.                                Purchase Entirely for Own Account.

(a)	The “GDTK Shares” to be received by FGBF will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof.

(b)	FGBF has no present intention of selling, granting any participation in, or otherwise distributing the “GDTK Shares”, except, in the case of (a) and (b) of this Section 3.5, as permitted by the Act.

(c)	FGBF is an "accredited investor" under Rule 501(a) promulgated under the Act.

SECTION 3.6.                                Restricted Securities. FGBF understands that the “GDTK Shares” are characterized as "restricted securities" under the Federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

SECTION 3.7.                                It is understood that the certificate(s) evidencing the “GDTK Shares” are not publicly trade.

SECTION 3.8.                                Brokers, etc. FGBF is not obligated to pay any fee or commission to any broker, finder or other similar Person in connection with the transactions contemplated by this Agreement (other than any fees or commissions that are solely for the account of FGBF).

SECTION 3.9.                                Capitalization of FGBF. There are outstanding approximately 25,000,000 shares of FGBF common stock.

ARTICLE IV

Representations and Warranties of GDTK

GDTK represents and warrants to FGBF that the statements contained in this Article IV are true and correct as of the date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

SECTION 4.1.                                Power and Authority; Enforceability. GDTK is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. GDTK has all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of GDTK is necessary to authorize the execution and delivery by GDTK of this Agreement or the consummation by it of the Contemplated Transactions. This Agreement has been duly executed and delivered and, upon execution by FGBF, will constitute a valid and legally binding obligation of GDTK, enforceable against GDTK in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

SECTION 4.2.                                Ownership; Transferability. GDTK is the legal and beneficial owner of the “GDTK Shares”, free and clear of any Encumbrance or restriction on transfer, other than (i) restrictions under the Act and (ii) restrictions reflected in a legend on the certificates representing the “GDTK Shares”.

SECTION 4.3.                                Consents and Approvals. Neither the execution, delivery and performance of this Agreement by GDTK, nor the consummation by GDTK of any transaction related hereto, including the transfer, sale and delivery of the “GDTK Shares”, will require any consent, approval, license, Order or authorization of, filing, registration, declaration or taking of any other action with, or notice to, any Person, other than such consents, approvals, filings or actions as may be required (a) under the Federal securities laws which have or will be made.

SECTION 4.4.                                No Conflicts. The execution and delivery by GDTK of this Agreement and the Transaction Documents to which it is or will become a party do not, and the consummation of the Contemplated Transactions shall not, assuming the consents, approvals, filings or actions described in Section 4.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or by-laws of GDTK, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which GDTK is a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise, license, judgment, Order, decree, statute, law, ordinance, rule or regulation of any government, governmental instrumentality or court, domestic or foreign, applicable to GDTK or any of its properties or assets, except in the case of (b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the “GDTK Shares”  being conveyed by GDTK to FGBF.

SECTION 4.5.                                Purchase Entirely for Own Account.

(a)	The GDTK Shares to be received by GDTK will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof.

(b)	GDTK has no present intention of selling, granting any participation in, or otherwise distributing the GDTK Shares, except, in the case of (a) and (b) of this Section 4.5, as permitted by the Act.

(c)	GDTK is an "accredited investor" under Rule 501(a) promulgated under the Act.

SECTION 4.6.                                Restricted Securities. GDTK understands that the “FGBF Shares” are characterized as "restricted securities" under the Federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

SECTION 4.7.                                Legends. It is understood that the certificate(s) evidencing the GDTK Shares shall bear a legend substantially in the form below:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS AND RULES OR UNLESS SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT OF 1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

SECTION 4.8.                                Brokers' Fees. GDTK has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement (other than any fees or commissions that are solely for the account of GDTK).

SECTION 4.9.                                Capitalization of GDTK. There are outstanding 20,000,000,000 shares of GDTK common stock.

SECTION 4.10.                                Ownership of “GDTK Shares”. GDTK is the legal or beneficial owner of the “GDTK Shares” of common stock.

ARTICLE V

CONDITIONS PRECEDENT; RELATED COVENANTS

SECTION 5.1.                                CLOSING EFFORTS. Each of the parties hereto shall use its commercially reasonable efforts ("Reasonable Efforts") to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using its Reasonable Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date, and (ii) the conditions to the obligations of the other parties to consummate the transaction are satisfied.

SECTION 5.2.                                CONDITIONS PRECEDENT TO OBLIGATIONS OF GDTK. The obligations of GDTK to transfer the “GDTK Shares” at the Closing are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of FGBF set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of FGBF set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date).

SECTION 5.3.                                CONDITIONS PRECEDENT TO OBLIGATIONS OF FGBF. The obligations of FGBF to transfer “FBGF Shares” at the Closing are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of GDTK set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of GDTK set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date).

ARTICLE VI

TERMINATION

SECTION 6.1.                                TERMINATION BY MUTUAL CONSENT.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the written consent of each party hereto.

SECTION 6.2.                                TERMINATION BY EITHER FGBF OR GDTK. This Agreement may be terminated (upon written notice from the terminating party hereto to the other party hereto) and the transactions contemplated hereby may be abandoned by action of any party hereto, if (a) the Closing shall not have occurred on or prior to August 1, 2010, or (b) any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign shall have issued a Law or Order permanently restraining, enjoining or otherwise prohibiting the transactions contemplated hereby and such Law or Order shall have become final and nonappealable.

SECTION 6.3.                                EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement pursuant to this Article VI hereof, no party hereto or, its directors or officers or other controlling persons shall have any liability or further obligation to any other party hereto pursuant to this Agreement, except that Article VII hereof shall survive termination of this Agreement and nothing herein will relieve any party hereto from liability for any breach of this Agreement occurring prior to such termination.

ARTICLE VII

GENERAL PROVISIONS; OTHER AGREEMENTS

SECTION 7.1.                                PRESS RELEASES. Other than any required filings under the Federal securities laws, none of the parties hereto will, without first obtaining the approval of the other, make any public announcement, directly or indirectly, regarding this Agreement, nor the nature of the transaction contemplated by this Agreement, to any person except as required by law or regulatory bodies and other than to the respective principals or other representatives of the Parties, each of whom shall be similarly bound by such confidentiality obligations. If any such press release or public announcement is so required by either party (except in the case of any disclosure required under the Federal securities laws to be made in a filing with the Securities and Exchange Commission), the disclosing party shall consult with the other parties prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to each of the parties.

SECTION 7.2.                                TAX-FREE TRANSACTION. From and after the date of this Agreement, GDTK shall use all reasonable efforts to cause the transactions contemplated hereby to qualify, and shall not knowingly take any actions or permit any actions to be taken that could reasonably be expected to prevent said transactions from qualifying as a "reorganization" under Section 368(a) of the Code. This Agreement shall be, and hereby is, adopted by GDTK as a plan of reorganization for purposes of Section 368 of the Code.

SECTION 7.3.                                EXPENSES. Regardless of whether the transactions contemplated hereby are consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs and expenses.

SECTION 7.4.                                GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to the conflicts of laws provisions thereof.

SECTION 7.5.                                HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

SECTION 7.6.                                ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

SECTION 7.7.                                COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this
Agreement may be communicated by facsimile transmission and shall be binding upon the parties hereto so transmitting their signatures. Counterparts with original signatures shall be provided to the other parties hereto following the applicable facsimile transmission; provided that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

SECTION 7.8.                                AMENDMENT. Any term of this Agreement may be modified or amended only by an instrument in writing signed by each of the parties hereto.

SECTION 7.9.                                SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed and delivered as of the date set forth above.

1st Global Financial Corporation
2050 Russett Way
Carson City, NV 89703

By:
Name: Stan Davis
Title: President

GDT TEK, INC.
555 Winderely Place Suite 200
Orlando, FL 32751

By:
Name:  Albert Reda
Title:  CEO